UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 9, 2007


                            TONGA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Colorado                       000-50619             84-1069035
-------------------------------   ----------------------  ----------------
(State or other jurisdiction of   (Commission File        IRS Employer
 incorporation)                   Number)                 Identification Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Director Appointments/Resignations
----------------------------------

On October 10, 2007, Tonga Capital Corporation (the Company) held its Annual Shareholders' Meeting. Among the business conducted at the meeting was the election of the Company's Board of Directors. Messers, Richard C. Cilento, Richard A. Robert, Jeffrey P. Ploen, David M. Fick, John V. Olsen, Richard K. Reiling and Gregory A. Enders were elected as directors. Barent W. Cate, the Chief Executive Officer of the Company, was not elected to the Board of Directors. Jackson Wilson and Donald Guggenheim were not elected to the Board of Directors. All directors were elected to serve a one-year term. The biographies of the directors are as follows:

         RICHARD C. CILENTO - Age 45

         Mr. Cilento serves as a director of the Company. He is currently the President, Chief Executive Officer and Founder of FuelQuest, Inc. FuelQuest provides on-demand supply chain management and tax automation software and services for suppliers, distributors, fuel buyers, and traders in Global Downstream Energy. Mr. Cilento brought a broad scope of experience in technology, operations and business development to his role as President and Chief Executive Officer of FuelQuest. He is a co-founder of The Bollard Group, which provides investment banking services to petroleum distribution companies and other high-growth business ventures. Prior to co-founding The Bollard Group, he held senior-management positions with several technology firms, including Xerox Corp, where he served as Vice President of Strategic Services. Prior to that, he was the Vice President of Corporate Services for XLConnect Solutions, where he served as the lead technologist for advanced systems and managed the organization through its Initial Public Offering and its eventual merger with Xerox, forming Xerox Connect Solutions. Mr. Cilento began his career at NASA, where he and his team were responsible for redesigning NASA's Mission Control Center and implementing NASA's Software Management Plan. He holds a BS degree in Aeronautical and Astronomical Engineering from the University of Illinois, an MBA at the University of Houston and serves on the advisory boards for several internet-based companies.

         RICHARD A. ROBERT, CPA - Age 41

          Mr. Robert serves as a director of the Company. He is a financial executive with expertise in acquisitions, divestitures, economic analysis, capital formation via debt and equity markets and financial risk management. Through the course of his career, he has dealt extensively with Wall Street analysts, investment bankers, and commercial bankers. He is currently the Executive Vice-President and Chief Financial Officer of Vanguard Natural Resources, LLC, which is a natural gas and oil production company focused on the development and exploitation of mature long-lived natural gas and oil reserves in the Appalachian basin. In addition, he is the current co-owner and co-founder of Cova Hand-Selected Wines, Custom Living Properties, LP and Lifewear Products, LP. He served as the Interim Chief Financial Officer of Massey Energy Company, a coal company in the United States. Mr. Robert was the Vice-President of Finance of Enbridge US, Inc. ("Enbridge") after Enbridge's acquisition of Midcoast Energy Resources, Inc. ("Midcoast"). Enbridge is an energy company based in Calgary, Alberta. Mr. Robert served as the Chief Financial Officer and Treasurer of Midcoast. Midcoast was a growth-oriented energy company engaged in the transportation, gathering, processing and marketing of natural gas and other petroleum products. He was involved in the merger by and between Midcoast and Enbridge. Mr. Robert began his career with Arthur Andersen, LLP as an energy auditor. He holds a BBA from Southwest Texas State University with a Concentration in Accounting.

         DAVID M. FICK - Age 56

         Mr. Fick has participated as an active investor and entrepreneur in numerous projects involving wind, biodiesel, ethanol, and farm related businesses. Mr. Fick is currently President of several investment funds working with value added ventures for farming. He owns and operates a farm implement business that sells over 50 manufacturer lines. He is a past board member of Badger State Ethanol. Mr. Fick and his family have been a part of the farming community in Minnesota and South Dakota for almost 40 years including interests in dairy, corn, beets, soybeans and alfalfa. He has served in the National Guard and has held multiple leadership roles with local farm organizations, civic organizations and his church.

          JEFFREY P. PLOEN - Age 56

          Mr. Ploen has served as a director of the Company since July 2004. He has been a member of the investment banking industry for over 25 years specializing in small or micro cap firms. He is a founding partner and is currently the CEO and Chairman of the Board of Iofina Natural Gas PLC. He served as the former Chairman, President and CEO of Tonga Capital Corp. He was the former Chairman and CEO of Paradigm Holdings, Inc. He is the former hedge fund manager of the Olive Fund LLC. Jeff held positions with several small cap brokerage houses from 1972 through 1994 including Engler and Budd, Cohig and Associates, Neidiger, Tucker and Brunner and Institutional Securities, Inc. For the past ten years Jeff has been President of J. Paul Consulting Corp., a firm specializing in financing for small and micro cap firms.

          GREGORY A. ENDERS - Age 52

          Mr. Enders has served as Chief Executive Officer of several public and private companies including Stratasoft, Inc., Commerciant Holdings, Inc., Intermat, Inc., Strategic Distribution, MRO Software, Inc., Integration Systems, Inc. (d/b/a Bizmart Computer Super Centers) and Computer Productivity, Inc. Most of these companies have been involved in existing and emerging technologies and have included high volume hardware sales, technology development, professional skills training, communications and electronics. For 15 years, he has simultaneously served as Chairman and CEO of Enders Racing, LLC, a motorsports marketing and competition company to operate an NHRA Pro Stock Championship Drag Racing Team. This team was the subject of the Disney Movie, "Right on Track". In addition, Mr. Enders has served as President and CEO of GEAM, Inc., an acquisitions and management company established for the purpose of consulting in the areas of business acquisitions, financial restructuring, strategic planning and implementation of client companies. Mr. Enders served in the United States Air Force (both active duty and reserves) from 1972 - 1978. From 2002 until August of this 2007 Mr. Enders served on the Development Board of Texas A&M's Mays Business School.

          RICHARD K. REILING - Age 60

          Mr. Reiling currently serves as Chairman, President and CEO of Reiling Capital Group an investment and venture capital company. He has been a successful operator of a number of Professional Employee Organizations and has acquired companies with a consolidated payroll of in excess of $300,000,000. Mr. Reiling has served as Chief Executive Officer of Harbor America from 2001-2003, as Managing Director of the Bollard Group, LLC from 1997-2001. Prior to these corporate involvements, Mr. Reiling served in various capacities with several construction related and service based companies. Mr. Reiling graduated from the University of Oregon with a Bachelor of Science Degree.

          JOHN V. OLSEN - Age 49

          Mr. Olsen has served as a senior officer of a number of technology and consulting companies for over 20 years. He has served as a vice president of Stratasoft, Commerciant, and as Chief Executive Officer of BioInformatics Exchange Corporation. After serving in several management capacities with GE Consulting and GE Medical Systems, Mr. Olsen was responsible for all aspects of data management, development methodology and tool selection in support of both regulatory and stock market systems for the National Association of Securities Dealers NASDAQ stock market system. Mr. Olsen holds a Bachelor of Science degree in Mathematics from Carroll College, Waukesha WI.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

As part of the Annual Shareholders' Meeting, the Company's Shareholders have voted to change the Company's name from "Tonga Capital Corporation" to "Momentum Biofuels, Inc."

The Articles of Incorporation have been amended effective October 22, 2007 changing the name to Momentum Biofuels, Inc.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

As part of the Annual Shareholders' Meeting, the Auditors, Malone & Bailey, were confirmed as Auditors.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - 3.1 Articles of Amendment

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        TONGA CAPITAL CORPORATION



                                        By:     /s/ Stuart C. Cater
                                                -------------------
                                                    Stuart C. Cater, Chief
                                                    Financial Officer


Date: October 16, 2007